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                                                               Exhibit 10.9(i)-1

                                PLEDGE AMENDMENT

          This Pledge Amendment is dated July 22, 2003. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of March 11, 2003, between the undersigned and Bank of America, N.A., as agent for the Lenders (as amended from time to time, the "Pledge Agreement"; capitalized terms defined therein being used herein as therein defined) and that, as of the date set forth above and at all times thereafter, the shares listed below on this Pledge Amendment shall be deemed to be part of the Pledged Collateral and shall secure all Secured Obligations.

          In furtherance of the foregoing, to secure the payment and performance of the Obligations (as defined in the Credit Agreement) and the obligations of the undersigned under this Agreement and the Guaranty, the undersigned hereby pledges and hypothecates to Agent, for the benefit of Agent and Lenders, and grants to Agent, for the benefit of Agent and Lenders, a security interest in, the following:

          (a) the shares of stock outstanding of the corporation ("Issuer") identified on SCHEDULE I hereto held by the undersigned (the "Pledged Shares") and the certificates, if any, representing the Pledged Shares, and subject to
Section 2(b) of the Pledge Agreement, all stock dividends, cash dividends, cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares of stock of Issuer at any time acquired by the undersigned in any manner, and the certificates representing such additional shares (and any such additional shares shall constitute part of the Pledged Shares under this Amendment and the Pledge Agreement), and all stock dividends, cash dividends, cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (c) all proceeds of any of the foregoing.


                                               PLAYBOY ENTERTAINMENT GROUP, INC.


                                               By /s/ Robert D. Campbell
                                                  ----------------------------
                                               Name:  Robert D. Campbell
                                               Title: Treasurer

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                                   SCHEDULE I

                            Class of    Stock Certificate   Number of
     Stock Issuer            Stock            No(s).         Shares     Percentage
------------------------- ------------ ------------------- ----------- ------------
Andrita Studios, Inc.        Common             1              100         100%